                                                              EXHIBIT 24

                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Sandra Ulsaker Wiese and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Form 10-K for the year ended December 31, 1999, to be filed by The St. Paul with the Securities and Exchange Commission, and any amendments thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or amendments.


Dated: February 1, 2000            Signature: /s/ H. Furlong Baldwin
                                              ----------------------
                                   Name:          H. Furlong Baldwin


Dated: February 1, 2000            Signature: /s/ Michael R. Bonsignore
                                              -------------------------
                                  Name:           Michael R. Bonsignore


Dated: February 1, 2000            Signature: /s/ John H. Dasburg
                                              -------------------
                                   Name:          John H. Dasburg


Dated: February 1, 2000            Signature: /s/ W. John Driscoll
                                              --------------------
                                   Name:          W. John Driscoll


Dated: February 1, 2000            Signature: /s/ Kenneth M. Duberstein
                                              -------------------------
                                   Name:          Kenneth M. Duberstein


Dated: February 1, 2000            Signature: /s/ Pierson M. Grieve
                                              ---------------------
                                   Name:          Pierson M. Grieve


Dated: February 1, 2000            Signature: /s/ Thomas R. Hodgson
                                              ---------------------
                                   Name:          Thomas R. Hodgson


Dated: February 1, 2000            Signature: /s/ David G. John
                                              -----------------
                                   Name:          David G. John

Dated: February 1, 2000            Signature: /s/ William H. Kling
                                              --------------------
                                   Name:          William H. Kling


Dated: February 1, 2000            Signature: /s/ Bruce K. MacLaury
                                              ---------------------
                                   Name:          Bruce K. MacLaury


Dated: February 1, 2000            Signature: /s/ Glen D. Nelson
                                              ------------------
                                   Name:          Glen D. Nelson


Dated: February 1, 2000            Signature: /s/ Anita M. Pampusch
                                              ---------------------
                                   Name:          Anita M. Pampusch


Dated: February 1, 2000            Signature: /s/ Gordon M. Sprenger
                                              ----------------------
                                   Name:          Gordon M. Sprenger